UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 15, 2002

Joy Global Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

1-9299	39-1566457

(Commission File Number)	(IRS Employer Identification No.)
100 E. Wisconsin Avenue, Suite 2780, Milwaukee, WI	53202

(Address of Principal Executive Offices)	(Zip Code)

414-319-8500

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 8. Change in Fiscal Year.

     On January 15, 2002, the Board of Directors of Joy Global Inc. (the "Company") unanimously voted to amend the Company's bylaws to change the Company's fiscal year end date from October 31 to the Saturday closest to October 31. This change will be reported in the Company's Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: January 25, 2002	By:	________________________
Eric B. Fonstad
Secretary and Associate General Counsel